Exhibit 99.1

All Employee Message

FINAL as of 6/23/19

Filed pursuant to Rule 425 under the

Securities Act of 1933, as amended, and

deemed filed under Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Filer: Caesars Entertainment Corporation

Commission File No.: 001-10410

Subject Company: Caesars Entertainment Corporation

To:	All Caesars Entertainment Employees

From:	Tony Rodio, CEO

Subject:	Caesars Entertainment Enters into Agreement to Merge with Eldorado Resorts

This morning, we announced that Caesars Entertainment has entered into a merger agreement with Eldorado Resorts, Inc. to create a new company which will be called Caesars Entertainment. The agreement is the result of an extensive evaluation by our Board of Directors and is intended to position Caesars for growth and long-term success in our competitive and rapidly evolving industry.

I’m quite familiar with Eldorado and its management team, having worked on a prior transaction with them last year. Eldorado operates a growing, highly successful platform of regional gaming properties and brands which will complement our gaming, hospitality and entertainment businesses, as well as Caesars Rewards, which presents new opportunities for growth for the combined enterprise. The terms of the proposed transaction, which is subject to regulatory, shareholder and other customary approvals, are described in the attached press release.

I know many of you will understandably focus on what the transaction means for you and your role at Caesars. Today is the first day in the approval process and the transaction is expected to close in the first half of 2020. Until the transaction closes, Caesars and Eldorado will continue to operate as separate companies, and it will be business as usual in our day-to-day activities. For example, we will go through our budgeting and planning process for 2020 over the coming months and the management team will remain focused on achieving our 2019 Business Plan by growing revenue and operating efficiently. The most important constant in the months ahead will be our commitment to achieving continued strong operating performance.

Near-term, a team comprised of members from both companies will be focused on identifying best practices from both entities, securing requisite approvals and beginning the integration planning process. I will continue to get to know more of you as we work with Eldorado toward formulating a strategy and forward operating plan.

At this time, the most important task for everyone is to continue focusing on serving our customers – whether on the front line at properties or in a corporate role. As we learn more and begin to work more closely with the Eldorado team, we will share with you as much information as we can, quickly and transparently.

All Employee Message

FINAL as of 6/23/19

Over the course of the next month, I intend to visit as many of our properties as I can. Additionally, we will soon post a list of Frequently Asked Questions on inSite. There is a form to ask additional questions, and we will update this page regularly with additional questions and answers. In addition, I will host regular management meetings to provide the latest information and answer questions that can be shared with frontline property and corporate team members. I will also continue to send all employee emails when there are substantial developments or milestones in the review process. Over the course of the process, there are sure to be rumors and speculation, as there have been leading up to this announcement. We will maintain our policy of not commenting on those rumors, but we will inform you when there is news to report. In the event you receive inquiries from external parties, it is important that we continue to speak with one voice. To that end, any media inquiries should be forwarded to Rich Broome (rbroome@caesars.com), while inquiries from business partners or other third parties should be forwarded to the relevant Senior Management Team Member or Regional President.

Thank you for your commitment to Caesars, and your dedication and service to our guests. One of my most important objectives, along with the rest of the management team, is giving you support to do your jobs well and remain successful. As a company, you have navigated through a great deal over the past many years and your experience on this front will serve us all well as we move toward this exciting next chapter in Caesars’ history. I appreciate your continued patience, commitment and professionalism throughout this process.

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Caesars Entertainment Corporation’s (“Caesars”) current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Caesars and Eldorado Resorts, Inc. (“Eldorado”), all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed merger and the expected date of closing of the merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed merger include, but are not limited to, the following factors: (1) the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all gaming and other regulatory approvals related to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger; (3) risks that the proposed merger disrupts the current plans and operations of Eldorado or Caesars; (4) the ability of Eldorado and Caesars to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the outcome of any legal proceedings that could be instituted against Eldorado, Caesars or their respective directors related to the merger agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; (10) delays, challenges and

All Employee Message

FINAL as of 6/23/19

expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the merger; and (11) legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed merger. The forward-looking statements in this document speak only as of this date. Neither Caesars nor Eldorado undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Caesars’s overall business, including those more fully described in Caesars’s filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended December 31, 2018, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Eldorado’s overall business and financial condition, including those more fully described in Eldorado’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Eldorado will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Caesars and Eldorado. Each of Caesars and Eldorado will provide the joint proxy statement/prospectus to their respective stockholders. Caesars and Eldorado also plan to file other documents with the SEC regarding the proposed merger. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Caesars or Eldorado may file with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF CAESARS AND ELDORADO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this merger, free of charge, at the SEC’s website (www.sec.gov). In addition, copies of the documents filed with the SEC by Caesars will be available free of charge on Caesars’s website at http://www.caesars.com. Copies of the documents filed with the SEC by Eldorado will be available free of charge on Eldorado’s website at http://www.eldorado.com.

Participants in the Solicitation

Caesars, Eldorado, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Caesars and Eldorado stockholders in connection with the proposed merger. You can find more detailed information about Caesars’s executive officers and directors in its definitive proxy statement filed with the SEC on May 15, 2019. You can find more detailed information about Eldorado’s executive officers and directors in its definitive proxy statement filed with the SEC on April 26, 2019. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the

All Employee Message

FINAL as of 6/23/19

solicitation of stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Additional information about Caesars’s executive officers and directors and Eldorado’s executive officers and directors can be found in the joint proxy statement/prospectus regarding the proposed merger when it is filed with the SEC.